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                                                                          Page 9


                                   EXHIBIT 1


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    Directors' and Executive
  Officers' Business Addresses                 Principal Occupation
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

R.D. Hubbard                       Chairman of the Board of Directors and
  1050 South Prairie Avenue        Chief Executive Officer of Parent and Member
  Inglewood, California 90301      of the Office of the Chairman


J.R. Johnson                       Director of Parent
  1050 South Prairie Avenue
  Inglewood, California 90301

Robert T. Manfuso                  Director of Parent
  1050 South Prairie Avenue
  Inglewood, California 90301

Harry Ornest                       Vice Chairman of the Board of Directors of
  1050 South Prairie Avenue        Parent
  Inglewood, California 90301

Lynn P. Reitnouer                  Director of Parent
 1050 South Prairie Avenue
 Inglewood, California 90301

Herman Sarkowsky                   Director of Parent
 1050 South Prairie Avenue
 Inglewood, California 90301

Warren B. Williamson               Director of Parent
  1050 South Prairie Avenue
  Inglewood, California 90301

Donald M. Robbins                  President and Secretary of Parent and
  1050 South Prairie Avenue        President of Racing
  Inglewood, California 90301

G. Michael Finnigan                President, Sports and Entertainment,
  1050 South Prairie Avenue        Executive Vice President, Treasurer, Chief
  Inglewood, California 90301      Financial Officer and Member of the Office
                                   of the Chairman

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

Timothy J. Parrott                 Director and Member of the Office of the
  1050 South Prairie Avenue        Chairman for Administration for Boomtown
  Inglewood, California 90301

Richard Goeglein                   Director
  1050 South Prairie Avenue
  Inglewood, California 90301

Peter L. Harris                    Director
  1050 South Prairie Avenue
  Inglewood, California 90301

Delbert W. Yocam                   Director
  1050 South Prairie Avenue
  Inglewood, California 90301

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